UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 24, 2022
COMPASS PATHWAYS PLC
(Exact Name of Registrant as Specified in Its Charter)
England and Wales
(State or Other Jurisdiction of Incorporation)

England and Wales	001-39522	Not applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Broadwick Street
London W1F 0DQ
United Kingdom
(Address of Principal Executive Offices; Zip Code)
+1 (646) 905-3974
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.008 per share	CMPS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On March 24, 2022, COMPASS Pathfinder Limited, a wholly owned indirect subsidiary of COMPASS Pathways plc (collectively, the “Company”), entered into a Master Research Collaboration Agreement (“Agreement”) with King's College London (“KCL”) and South London and Maudsley NHS Foundation Trust (“SLaM”). Pursuant to the Agreement, the Company, KCL and SLaM established a strategic collaboration with an overarching goal of accelerating patient access to evidence-based innovation in mental health care by driving forward research in psychedelic therapies through, among other things, the development of working model psychedelic treatment clinics, therapist training programs, conducting clinical trials, and data analysis.
The Agreement contemplates an investment by the Company of up to approximately twelve million pound sterling over the course of the contemplated term of the Agreement. The Agreement will terminate upon the later of: (a) ten (10) years from the effective date or (b) the termination or expiration of all project contracts; subject to certain customary exceptions.
The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022.

Item 8.01.	Other Events.
On March 24, 2022, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release issued by COMPASS Pathways plc on March 24, 2022

104	Cover page interactive data file (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS PATHWAYS PLC

Date: March 25, 2022	By:	/s/ Michael Falvey
Michael Falvey
Chief Financial Officer